UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

CORSAIR GAMING, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39533	82-2335306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

47100 Bayside Pkwy

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 657-8747

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRSR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2021, Corsair Gaming, Inc. (“Corsair” or the “Company”) announced the promotion of Thi La, age 56, to the position of President and Chief Operating Officer of the Company, effective January 12, 2021.

In connection with Ms. La’s promotion as Chief Operating Officer, on January 12, 2021 the Board of Directors of the Company approved an increase to Ms. La’ annual base salary from $536,156 to $563,000, effective January 12, 2021. In addition, she will remain eligible for an annual bonus, equity awards and other employee benefits in accordance with the Company’s compensation program.

Ms. La joined the Company as Senior Vice President and General Manager of our memory business in May 2010 and has served as our Chief Operating Officer since August 2013. From April 2008 to July 2010, Ms. La was the Vice President of Global Operations and Information Technology at Opnext, Inc., a publicly traded designer and manufacturer of optical gaming, modules and subsystems for communications uses. From 1997 to 2008 she held various positions at HP, including Director of Consumer Desktop PC, Display and Accessories for North America. Ms. La holds a B.S. in Electrical Engineering from San Jose State University.

There is no arrangement or understanding between Ms. La and any other persons pursuant to which Ms. La was promoted, there are no family relationships between Ms. La and any of the Company’s directors or executive officers, and there are no related party transactions involving Ms. La that are reportable under Item 404(b) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORSAIR GAMING, INC.

Date: January 14, 2021	By:	/s/ Michael G. Potter
Michael G. Potter
Chief Financial Officer (Principal Financial Officer)

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